SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

International Aluminum Corporation

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

1-7256	95-2385235
(Commission File Number)	(I.R.S. Employer Identification No.)

767 Monterey Pass Road
Monterey Park, California	91754
(Address of Principal Executive Offices)	(Zip Code)

(323) 264-1670

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Shareholders of International Aluminum Corporation, or IAL, and other interested persons are advised that IAL maintains on its website at www.intalum.com a copy of its Corporate Governance Guidelines as called for under Rule 303A.09 of the New York Stock Exchange Listed Company Manual.  IAL inadvertently failed to disclose this fact in its most recent Annual Report on Form 10-K and its proxy statement for its 2005 Annual Meeting of Shareholders.  A print copy of IAL’s Corporate Governance Guidelines is available to shareholders upon request to IAL at 767 Monterey Pass Road, Monterey Park, California 91754, Attention:  Corporate Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ALUMINUM CORPORATION

	By:	/s/ MITCHELL K. FOGELMAN
Dated: March 16, 2006		Mitchell K. Fogelman, Senior Vice President–Finance